                                                                    Exhibit 99.1

This statement on Form 4 is filed by BC European Capital VIII-39 SC.

Date of Event Requiring Statement:  July 11, 2013
Issuer Name and Ticker or Trading Symbol:  Office Depot, Inc. (ODP)

                                        For and on behalf of
                                        BC European Capital VIII-39 SC:

                                        /S/ MATTHEW ELSTON
                                        ----------------------------------------
                                        Name:  Matthew Elston
                                        Director, LMBO Europe SAS
                                        As Gerant to BC European Capital VIII-39 SC

                                        /S/ MIKE TWINNING
                                        ----------------------------------------
                                        Name:  Mike Twinning
                                        Director, LMBO Europe SAS
                                        As Gerant to BC European Capital VIII-39 SC